UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2023

Revance Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203

(Address of principal executive offices and zip code)

(615) 724-7755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 17, 2023, Revance Therapeutics, Inc. (the “Company”) commenced a plan to exit the OPUL® payments business. Despite the value generated by OPUL®, the significant costs and resources required to support OPUL® no longer aligns with the Company’s capital allocation priorities. The exit and restructuring activities predominantly include a reduction in OPUL® personnel headcount, the termination of OPUL® research and development activities and a reduction of outside services expenses related to OPUL®. The Company intends to continue processing payments for current OPUL® customers through January 31, 2024. The Company also plans to continue to leverage OPUL®’s existing technical architecture and digital capabilities to execute on the Company’s loyalty and practice partnership priorities.

The Company expects to record a restructuring charge in connection with such activities of up to $7.0 million, primarily consisting of severance and other related costs. This amount excludes charges related to the material impairment charges described in Item 2.06 below. The Company expects that the restructuring charges will be incurred over time through the three months ended March 31, 2024. The Company further anticipates that the completion of the activities described above, including the implementation of the workforce reduction, and related cash payments, will be substantially complete by March 31, 2024.

Item 2.06	Material Impairments.

The information contained in Item 2.05 above is incorporated herein by reference. In connection with the above described measures, the Company currently estimates the total non-cash impairment charges from goodwill and other assets to be between an estimated $80 million and $100 million. The Company does not expect material cash expenditures in connection with the impairment charge.

Item 7.01	Regulation FD Disclosure.

On September 19, 2023, the Company issued a press release announcing key corporate updates and updated guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”). On the same date, the Company posted an updated corporate presentation to its website at https://investors.revance.com/investors/events-and-presentations, which the Company expects to present to certain of its analysts and investors at an investor conference on September 19, 2023. A copy of the corporate presentation is attached as Exhibit 99.2 to this Report. Interested parties can attend the live webcast for the investor conference by registering on the “Events and Presentation” section of the Company’s Investor Relations webpage at https://investors.revance.com/investors/events-and-presentations/events.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

This Report and Exhibits 99.1 and 99.2 hereto contain forward-looking statements within the meaning of the federal securities laws.

Any statements in this Report and Exhibits 99.1 and 99.2 that are not statements of historical fact, including statements related to our 2023 guidance and guidance plans; our anticipated adjusted gross margins; our funding to cash flow breakeven; our capital requirements; the timing for reaching positive adjusted EBITDA; projected loss from the services segment; anticipated restructuring and impairment charges; the plans for the OPUL® business and anticipated cash to be freed up from the exit of the OPUL® payments business; our ability to successfully commercialize DAXXIFY®, drive adoption, take market share and grow; our blockbuster potential; DAXXIFY® cervical dystonia launch; our market opportunity, market growth and market resiliency; our therapeutics pipeline expansion; our potential to disrupt the market; our contract manufacturer plans; potential product margins; future innovations; injector, consumer and payer expectations, preferences and behavior; the impact of DAXXIFY® pricing on injectors, consumers and payers; our ability to deliver loyalty and practice partnership solutions; the potential benefits and performance of our products; the efficacy, duration and safety of DAXXIFY®; symptom reemergence in cervical dystonia patients; reimbursement expectations; our ability to optimize patient outcomes and practice integration; the infrastructure and key milestones related to DAXXIFY® for the treatment of cervical dystonia; the commercialization of DAXXIFY® through our Fosun partnership; anticipated approvals; international expansion; development of a biosimilar to onabotulinumtoxinA for injection with Viatris; our partnerships; and our business and marketing strategy, timeline and other goals, and plans and prospects, including our commercialization plans; constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, events, circumstances or achievements reflected in the forward-looking statements will ever be achieved or occur.

Forward-looking statements are subject to risks and uncertainties that could cause actual results and the timing of events to differ materially from our expectations. These risks and uncertainties relate to, but are not limited to: our ability to obtain funding for our operations; the timing of capital expenditures; the accuracy of our estimates regarding expenses, revenues, capital requirements, our financial performance and the economics of DAXXIFY® and the RHA® Collection of dermal fillers; the extent of future impairment charges; our ability to comply with our debt obligations; the impact of macroeconomic factors on our manufacturing operations, supply chain, end user demand for our products, commercialization efforts, business operations, regulatory meetings, inspections and approvals, clinical trials and other aspects of our business and on the market; our ability to maintain approval of our products; our ability and the ability of our partners to manufacture supplies for DAXXIFY® and our drug product candidates; our ability to acquire supplies of the RHA® Collection of dermal fillers; the uncertain clinical development process; our ability to obtain, and the timing relating to, regulatory submissions and approvals with respect to our drug product candidates and third-party manufacturers; the risk that clinical trials may not have an effective design or generate positive results or that positive results would assure regulatory approval or commercial success; the applicability of clinical study results to actual outcomes; the rate and degree of economic benefit, safety, efficacy, commercial acceptance, market, competition and/or size and growth potential of DAXXIFY®, the RHA® Collection of dermal fillers, and our drug product candidates, if approved; our ability to successfully commercialize DAXXIFY® and to continue to successfully commercialize the RHA® Collection of dermal fillers; the timing and cost of commercialization activities; securing or maintaining adequate coverage or reimbursement by third-party payors for DAXXIFY®; the proper training and administration of our products by physicians and medical staff; our ability to gain acceptance from physicians in the use of DAXXIFY® for therapeutic indications; our ability to expand sales and marketing capabilities; the status of commercial collaborations; changes in and failures to comply with laws and regulations; our ability to continue obtaining and maintaining intellectual property protection for our products; the cost and our ability to defend ourselves in product liability, intellectual property, class action or other lawsuits; our ability to limit or mitigate cybersecurity incidents; the volatility of our stock price; and other risks. Detailed information regarding factors that may cause actual results to differ materially from the expectations expressed or implied by statements in this Report and Exhibits 99.1 and 99.2 may be found in our periodic filings with the Securities and Exchange Commission (“SEC”), including factors described in the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 28, 2023, and including, without limitation, our Form 10-Qs for the quarters ended March 31, 2023 and June 30, 2023, filed with the SEC on May 9, 2023 and August 8, 2023, respectively. The forward-looking statements in this Report and Exhibits 99.1 and 99.2 speak only as of the date hereof. We disclaim any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated September 19, 2023

99.2	Investor Presentation, dated September 19, 2023

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2023	Revance Therapeutics, Inc.

	By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer